Exhibit 10.8

April 28, 2017

VIA FACSIMILE (301-500-1223)

Walker & Dunlop, LLC

7501 Wisconsin Avenue

Suite 1200 E

Bethesda, MD 20814-6531

Attn:  Stephen P. Theobald, Executive Vice President,

Chief Financial Officer and Treasurer

RE:                          Mortgage Warehousing Credit and Security Agreement dated September 24, 2014, among Walker & Dunlop, LLC, a Delaware limited liability company (the “Borrower”), and TD Bank, N. A., in its capacity as a Lender and Credit Agent (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”)

Dear Steve:

This letter supplements our exchange of emails earlier this week regarding the above-referenced Credit Agreement and certain modifications to that document being discussed between the Borrower and TD Bank, N. A., as Lender and Credit Agent.  Unless otherwise indicated, capitalized terms used in this letter shall have the meanings given to them in the Credit Agreement.

Pending further final review and approval by the credit committee of TD Bank, N.A. of the amendments to the Credit Agreement being requested by the Borrower, we have agreed to two amendments that are to take place effective April 28, 2017.  First, the Warehousing Maturity Date, which is currently April 30, 2017, is extended through and including May 30, 2017.  Additionally, the “Applicable Margin” for LIBOR Loans and Base Rate Loans, which is currently 1.35% per annum, is reduced, as to both LIBOR Loans and Base Rate Loans, to 1.25% per annum.

If the above conforms with your understanding and if the Borrower is in agreement, please do indicate by signing this letter in the place provided below and returning it to the undersigned.

Kind regards,

TD BANK, N. A., as Credit Agent and as a Lender

By:	/s/ Richard F. Hay
Richard F. Hay, Vice President

[Borrower signature follows on next page]

The undersigned, intending to be legally bound, does consent and agree to the terms and conditions set forth in the above letter.

WALKER & DUNLOP, LLC,
a Delaware limited liability company

		By:	/s/ Stephen P. Theobald
Stephen P. Theobald
Executive Vice President, Chief Financial
Officer and Treasurer

cc:	Richard M. Lucas
Michael J. Pedrick, Esquire
Paul A. Patterson, Esquire